STANDPOINT MULTI-ASSET FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
January 31, 2021 (Unaudited)

Exchange-Traded Funds — 49.49%	Shares	Fair Value

iShares Core MSCI EAFE ETF	18,400	$ 1,261,872
iShares Core S&P Total US Stock Market ETF	24,800	2,132,552
Schwab International Equity ETF	35,900	1,283,066
Schwab Short-Term Treasury ETF	4,000	205,640
Schwab U.S. Broad Market ETF	23,500	2,129,570
SPDR Portfolio Developed World EX-US ETF	38,400	1,290,240
SPDR Portfolio Total Stock Market ETF	45,600	2,087,112
Vanguard FTSE Developed Markets ETF	27,400	1,284,238
Vanguard Short-Term Treasury ETF	2,500	154,063
Vanguard Total Stock Market ETF	11,000	2,133,890
Total Exchange-Traded Funds
(Cost $12,510,829)		13,962,243

Money Market Funds - 2.50%
Fidelity Investments Money Market Government Portfolio, Class I, 0.01%(a)	705,179	705,179

TOTAL MONEY MARKET FUNDS
(Cost $705,179)		705,179

Total Investments — 51.99%
(Cost $13,216,008)		14,667,422

Other Assets in Excess of Liabilities — 48.01%(b)		13,542,604

Net Assets — 100.00%		$ 28,210,026

(a)	Rate disclosed is the seven day effective yield as of January 31, 2021.
(b)	Includes cash held as margin for futures contracts.

See accompanying notes which are an integral part of this schedule of investments.

STANDPOINT MULTI-ASSET FUND
CONSOLIDATED SCHEDULE OF FUTURES CONTRACTS
January 31, 2021 (Unaudited)

LONG CONTRACTS	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation (Depreciation)

2 Year US Treasury Note Future	8	April 2021	$ 1,767,813	$ 1,407
5 Year US Treasury Note Future	15	April 2021	1,888,126	(835)
ASX SPI 200 Index Future	1	March 2021	124,962	(454)
Australian Dollar Future	5	March 2021	382,075	6,792
Brent Crude Future(a)	14	March 2021	770,560	(9,010)
British Pound Future	6	March 2021	513,938	14,938
Canada Canola Future(a)	3	November 2021	26,048	(124)
Canadian Dollar Future	6	March 2021	468,720	(1,310)
Chicago SRW Wheat Future(a)	5	March 2021	165,750	1,376
Copper Future(a)	3	March 2021	266,700	23,075
Corn Future(a)	23	March 2021	629,050	123,225
Cotton No.2 Future(a)	3	March 2021	120,960	13,585
Crude Oil Future(a)	13	November 2021	646,490	39,940
Crude Soybean Oil Future(a)	6	March 2021	160,632	25,932
E-mini S&P 500 Future	15	March 2021	2,778,899	13,368
Euro FX Future	24	March 2021	3,642,899	(3,526)
Euro STOXX 50 Future	13	March 2021	548,714	(9,926)
Euro-BTP Italian Government Bond Future	5	March 2021	916,262	(1,924)
Eurodollar Future	18	March 2021	4,492,799	1,450
Euro-OAT Future	7	March 2021	1,419,284	(4,269)
FTSE 100 Index Future	3	March 2021	261,372	(7,318)
Hang Seng Index Future	1	February 2021	182,628	(9,061)
Hard Red Winter Wheat Future(a)	3	March 2021	95,700	9,962
ICE EUA Future(a)	8	December 2021	319,903	7,310
Japanese Yen Future	5	March 2021	596,938	(5,907)
Light Sweet Crude Oil Future(a)	3	November 2021	149,190	9,110
LME Copper Future(a)	2	March 2021	392,988	18,188
LME Nickel(a)	2	March 2021	212,082	744
LME Primary Aluminum Future(a)	5	March 2021	245,985	2,958
LME Zinc(a)	2	March 2021	128,500	(8,850)
Low Sulphur Gas Oil Future(a)	6	March 2021	271,351	(775)
Mexican Peso Future	4	March 2021	96,940	(2,405)
Milling Wheat Future(a)	5	March 2021	68,871	6,644
MSCI EAFE Index Future	3	March 2021	317,325	(345)
New Zealand Dollar Future	2	March 2021	143,600	2,630
Nikkei 225 Future Contract	2	March 2021	526,401	23,160
NY Harbor ULSD Future(a)	3	March 2021	201,398	529
Platinum Future(a)	1	April 2021	53,960	4,545
RBOB Gasoline Future(a)	3	March 2021	195,640	130
S&P/Toronto Stock Exchange 60 Index Future	2	March 2021	319,946	(1,444)
SGX MSCI Singapore Index Future	1	February 2021	24,713	(470)
Soybean Future(a)	12	March 2021	822,000	125,287
Soybean Meal Future(a)	5	March 2021	215,500	24,450
Sugar No. 11 Future(a)	11	March 2021	195,026	6,597
Swiss Franc Future	2	March 2021	281,025	(1,419)
Tokyo Price Index Future	4	March 2021	688,884	18,720
White Sugar (ICE) Future(a)	1	April 2021	21,795	205
Net unrealized appreciation from long futures contracts				$ 456,885

See accompanying notes which are an integral part of this schedule of investments.

SHORT CONTRACTS
10 Year US Treasury Note Future	(10)	March 2021	$ (1,370,313)	$ (3,157)
Canadian 10 Year Bond Future	(5)	March 2021	(577,012)	1,071
CBOE Volatility Index (VIX) Future	(1)	February 2021	(32,386)	(7,066)
CME Ultra Long Term US Treasury Bond Future	(8)	March 2021	(1,637,750)	47,242
Natural Gas Future(a)	(12)	February 2021	(307,680)	2,930
Ultra 10 Year US Treasury Note Future	(8)	March 2021	(1,230,625)	(3,609)
US Treasury Long Bond Future	(9)	March 2021	(1,518,469)	27,219
Net unrealized appreciation from long futures contracts				$ 64,630

(a)	Holding of the Standpoint Multi-Asset (Cayman) Fund, Ltd.

At January 31, 2021, the net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Gross unrealized appreciation	$ 1,343,147
Gross unrealized depreciation	-
Net unrealized appreciation/(depreciation) on investments	$ 1,343,147
Tax cost of investments	$ 13,324,275

See accompanying notes which are an integral part of this schedule of investments.

Standpoint Multi-Asset Fund

Related Notes to the Consolidated Schedule of Investments

January 31, 2021

(Unaudited)

The Standpoint Multi-Asset Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Securities Valuation and Fair Value Measurements – Fair value is defined as the price the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (“Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

Standpoint Multi-Asset Fund

Related Notes to the Consolidated Schedule of Investments - continued

January 31, 2021

(Unaudited)

In accordance with the Trust’s valuation policies, Standpoint Asset Management, LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of January 31, 2021:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 13,962,243	$ -	$ -	$ 13,962,243
Money Market Funds	705,179	-	-	705,179
Long Futures Contracts(a)	456,885	-	-	456,885
Short Futures Contracts(a)	64,630	-	-	64,630
Total	$ 15,188,937	$ -	$ -	$ 15,188,937

(a) The amount shown represents the net unrealized appreciation/(depreciation) of the futures contracts.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Consolidation of Subsidiary – Standpoint Multi-Asset (Cayman) Fund, Ltd. (the “CFC”) – The Consolidated Schedules of Investments and Futures Contracts of the Fund include the investments of the CFC, which is a wholly-owned and controlled foreign subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. As of January 31, 2021, the net assets of the CFC were $2,360,165, which represented 8.38% of the Fund's net assets.

Futures Contracts – The Fund may invest in futures contracts to hedge or manage risks associated with the Fund’s securities investments or to obtain market exposure in an effort to generate returns. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.

Standpoint Multi-Asset Fund

Related Notes to the Consolidated Schedule of Investments - continued

January 31, 2021

(Unaudited)

The value of the derivative instruments outstanding as of January 31, 2021, as disclosed in the Consolidated Schedule of Futures Contracts and the amount of unrealized gains and losses on derivative instruments during the period as disclosed above serve as an indicator of the volume of derivative activity for the Fund.